UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2006


                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

               OREGON                  0-12853          93-0370304
    (State or other jurisdiction      (Commission     (IRS Employer
       of incorporation)              File Number)    Identification No.)


13900 NW Science Park Drive, Portland, Oregon                    97229
  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (503) 641-4141

                                    No Change

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On September 28, 2006, Electro Scientific Industries, Inc. (the "Company") announced its financial results for the first quarter of fiscal year 2007. The Company's press release announcing this event is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (d)  Exhibits
         -------------
         99.1     Press release dated September 28, 2006


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





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 28, 2006


                                   Electro Scientific Industries, Inc.



                                   By     /s/ John Metcalf
                                        ---------------------------------------
                                        John Metcalf
                                        Senior Vice President of Administration,
                                        Chief Financial Officer and Corporate
                                        Secretary


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



                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release dated September 28, 2006.